Exhibit 10.9

Private Agreement for Non-Interest-Bearing Loan between Individuals

(pursuant to art. 1813 of Italian Civil Code and subsequent amendments)

With this private agreement, drawn up in two original copies,

between Mr Sergio Scalpelli, born in Milan (MI), on 15 September 1959, and resident in Milan, Via Palermo 12, tax code SCLSGC59P15F205L, (lender);

and KAP S.r.l. Via Ripamonti 3, 20136 Milan, VAT number 09703750969, in the person of its Sole Director, Mr Marco Sala, born in Lecco (CO), on 17 August 1981, and resident in Milan, Via Gargano 46, tax code SLAMRC81M17E507G, (borrower)

It is hereby agreed as follows:

Art. 1. SUBJECT

1.1. The Lender grants as a loan to the Borrower, who accepts, the sum of EUR 20,000.00 (twenty-thousand euros, in letters), paid by wire transfer in favor of Kap S.r.l. (Iban 178640200801 600000104557051), account no. 000104557051, at Unicredit S.p.a. This wire transfer will take place on 2 November 2021.

Art. 2. DURATION

2.1. Once the borrowed sum has been cashed in, the Borrower undertakes to repay it no later than 31 December 2022. Early repayment of the borrowed sum by the Borrower is allowed.

Art. 3. LOAN REPAYMENT METHOD

3.1. The Borrower undertakes to repay the loan in 3 (three, in letters) quarterly instalments of:

a) EUR 7,000.00 (seven thousand, in letters). The first installment will become due on 31 March 2022

b) EUR 7,000.00 (seven thousand, in letters). The second installment will become due on 30 June 2022

c) EUR 6,000.00 (six thousand, in letters). The third installment will become due on 30 September 2022

The repayment must be made by wire transfer to Sergio Carlo Scalpelli (Iban IT70U0329601601000067280149), account no. 67 280149, at Istituto Fideuram.

Art. 4. PURPOSE (optional)

4.1. The sum covered by this loan agreement is handed over to the Borrower so that he can dispose of it to support the development of the Brera Association of Milan.

4.2. A use of the borrowed sum that is different and / or non-compliant with the agreed purpose will trigger the immediate termination of this agreement, with the right to compensation in favor of the Lender.

Art. 5. INTERESTS

5.1. The parties agree that no interest rate will be applied to the granted loan and that the loan will be considered as non-interest bearing.

Place and date

Milan 28 October 2021

Lender	Borrower

[illegible signature]	KAP srl
Via ripamonti 3
20136 Milan
VAT NO. AND TAX CODE 09703750969
[illegible signature]